Exhibit 99.1

FOR IMMEDIATE RELEASE Contact: Leigh J. Abrams, President and CEO Phone: (914) 428-9098 Fax: (914) 428-4581 E Mail: Drew@drewindustries.com

DREW INDUSTRIES TO PRESENT AT ROBOTTI & COMPANY
MANUFACTURED HOUSING CONFERENCE

White Plains, New York – October 5, 2004 – Drew Industries Incorporated (NYSE: DW) today announced Leigh J. Abrams, Drew’s President and CEO, will be presenting at Robotti & Company’s First Annual Manufactured Housing Conference on Thursday, Oct. 14, 2004 at 2:30 pm Eastern in New York City.

An online, real-time webcast and rebroadcast of Drew’s presentation will be available for interested investors at Drew’s website (www.drewindustries.com).

The Robotti Manufactured Housing Conference will be held the Le Parker Meridien Hotel in New York City and will address the wide range of issues surrounding the manufactured home industry. Other companies presenting include Cavco Industries, Champion Enterprises, Dick Moore Housing, Fleetwood Enterprises, Nobility Homes, Origen Financial, Southern Energy Homes, United Mobile Homes and U.S. Bank Corp. The keynote speaker at the event will be Chris Steinbert, president of the Manufactured Housing Institute (www.manufacturedhousing.org).

About Robotti & Company

Robotti & Company (www.robotti.com) is a broker-dealer that focuses on undervalued securities identified by their proprietary research. They apply an outstanding, focused investment philosophy derived from practical experience as proven throughout their 21-year history.

About Drew

Drew, through its wholly owned subsidiaries, Kinro and Lippert Components, supplies a broad array of components for RVs and manufactured homes. Drew’s products include vinyl and aluminum windows and screens, doors, chassis, chassis parts, RV slide-out mechanisms and power units, bath and shower units, electric stabilizer jacks and trailers for equipment hauling, boats, personal watercrafts and snowmobiles, as well as chassis for modular offices. From 52 factories located throughout the United States and one factory in Canada, Drew serves most major national manufacturers of RVs and manufactured homes in an efficient and cost-effective manner. Additional information about Drew and its products can be found at www.drewindustries.com.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements, including, without limitation those relating to our future business prospects, revenues and income, wherever they occur in this press release, are necessarily estimates reflecting the best judgment of our senior management, at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this press release.

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to competition, raw material costs (particularly steel, vinyl, aluminum, glass and ABS resin), availability of retail and wholesale financing for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, the financial condition of our customers, interest rates, oil prices and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

# # #